UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 10, 2011

KENSINGTON LEASING, LTD.
(Name of small business issuer specified in its charter)

Nevada	000-53559	80-0214025
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

1005 S. Center Street
Redlands, CA 92373

(Address of principal executive offices)

909-708-4303
(Registrant’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 10, 2011, the Company’s Board of Directors amended the provisions of the Company’s Bylaws related to action by the stockholders by written consent.  The amended provision clarifies that action may be taken without a meeting if authorized by the written consent of stockholders holding at least a majority of the voting power, or if any greater proportion of voting power is required for such action at a meeting, then such greater proportion.  The provision also clarifies that written consent can be provided by transmission of an electronic record.

The preceding discussion is qualified in its entirety by the full text of the amendment to the bylaws of the Company that is included as Exhibits 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 3.1	Amendment to the Bylaws of Kensington Leasing, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENSINGTON LEASING, LTD.

Date: June 14, 2011	By:	/s/ Trisha Malone
Trisha Malone
Chief Financial Officer